UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 21, 2017

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 8.01	Other Events

On September 21, 2017, the Registrant issued a news release announcing that its Board of Directors (the “Board”) has elected Roger N. Farah as Chairman, effective October 2, 2017.  Mr. Farah joined the Registrant’s Board in March 2017 and serves as a member of the Compensation and Corporate Social Responsibility Committees of the Board.

As disclosed on page PS-96 of the Registrant’s most recent Proxy Statement, filed with the U.S. Securities and Exchange Commission on April 7, 2017, a non-employee director serving in the role of Non-Executive Chairperson is paid $30,000 annually in respect of his or her service in such role (in addition to the annual cash retainer provided to all non-employee directors and any applicable Committee fees). Such amount will be prorated for the 2017 compensation year (the period from June 1, 2017 to May 31, 2018) to reflect the number of days during such period that Mr. Farah served in this role. Michael J. Kowalski, Chairman since 2002, will remain a director and a member of the Corporate Social Responsibility Committee of the Board.

The Board has affirmatively determined that Mr. Farah is “independent” under the listing standards of the New York Stock Exchange, in that he does not have a material relationship with the Registrant (directly or as a partner, shareholder or officer of any organization that has a relationship with the Registrant), as well as under the other tests of independence set forth in the New York Stock Exchange Corporate Governance Rules. As such, consistent with Section 10.e of the Registrant’s Corporate Governance Principles (available on the Registrant’s website www.tiffany.com, by clicking on “Investors” at the bottom of the page and then selecting “Corporate Governance” from the left-hand column), the Board will cease to have a “presiding independent director” effective October 2, 2017. Charles K. Marquis, who currently serves in such role, will remain a director and continue to serve as Chair of the Nominating/Corporate Governance Committee of the Board and as a member of the Audit and Compensation Committees of the Board.

A copy of the September 21, 2017 news release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	News Release dated September 21, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: September 21, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated September 21, 2017.